Date Landstar System, Inc. Earnings Conference Call 1Q 2025 Exhibit 99.2

Forward-Looking Statements Disclaimer The following is a “safe harbor” statement under the Private Securities Litigation Reform Act of 1995. Statements made in this slide presentation that are not based on historical facts are “forward-looking statements.” This presentation may make certain statements containing forward-looking statements, such as statements which relate to Landstar’s business objectives, plans, strategies and expectations. Such statements are by nature subject to uncertainties and risks, including but not limited to: the operational, financial or legal risks or uncertainties detailed in Landstar’s Form 10-K for the 2024 fiscal year, described in the section Risk Factors, and other SEC filings from time to time. These risks and uncertainties could cause actual results or events to differ materially from historical results or those anticipated. Investors should not place undue reliance on such forward-looking statements, and the Company undertakes no obligation to publicly update or revise any forward-looking statements. 1Q 2025

In this slide presentation, the Company provides the following information that may be deemed a non-GAAP financial measure: variable contribution, variable contribution margin and operating income as a percentage of variable contribution. Management believes variable contribution and variable contribution margin are useful measures of the variable costs that we incur at a shipment-by-shipment level attributable to our transportation network of third-party capacity providers and independent agents in order to provide services to our customers. Management believes that operating income as a percentage of variable contribution is a useful measure as: (i) variable costs of revenue for a significant portion of the Company’s business are highly influenced by short-term market-based trends in the freight transportation industry, whereas other costs, including other costs of revenue, are much less impacted by short-term freight market trends; and (ii) this measure is meaningful to investors’ evaluations of the Company’s management of costs attributable to operations other than the purely variable costs associated with purchased transportation and commissions to agents that the Company incurs to provide services to our customers. Management also believes that it is appropriate to present each of the financial measures that may be deemed a non-GAAP financial measure, as referred to above, for the following reasons: (1) disclosure of these matters will allow investors to better understand the underlying trends in the Company’s financial condition and results of operations; (2) this information will facilitate comparisons by investors of the Company’s results as compared to the results of peer companies; and (3) management considers this financial information in its decision making. A tabulation of the expenses identified as costs of revenue as well as a reconciliation of gross profit to variable contribution and gross profit margin to variable contribution margin for the 2025 and 2024 first quarters is included in this slide presentation within the Appendix. Non-GAAP Financial Measures 1Q 2025

Frank Lonegro Chief Executive Officer 1Q 2025 Executive Summary

Slide header CEO Perspective R E S U L T S Dollars in Millions (except per share amounts) H I G H L I G H T S 1Q revenue performance Stronger than mid-point of guidance For the first time in 15 years, the number of loads hauled via truck in 1Q exceeded the immediately preceding 4Q Operating income and EPS Negatively impacted by elevated insurance and claims costs and previously disclosed supply chain fraud Strong balance sheet Continuing to return meaningful capital to stockholders Announced 11% increase to regular quarterly dividend one quarter earlier than normal cadence Investing through the cycle Supporting our network of entrepreneurs with continued investment Metric 1Q 2025 1Q 2024 Chg. Revenue $ 1,152.5 $ 1,171.0 (1.6%) Operating Income $ 39.4 $ 60.0 (34.3%) Earnings per Share $ 0.85 $ 1.32 (35.6%)

Landstar Network and 1Q Operating Results

LANDSTAR NETWORK

Agents	Customers	Capacity	Employees
~1,030	23,000+	88,000+	~1,400


LANDSTAR

1Q RESULTS

$1.05B	Truck Revenue
485K	Truck Loadings
$2,165	Truck Revenue per Load
485	Million $ Agents*
8,620	BCO Trucks
80,598	Carriers
17,300+	Trailers
0.69	DOT Accidents per Million Miles**

* Based on 2024 fiscal year **See definition of DOT accidents within the Appendix

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Truck Capacity All information is provided as of the end of the applicable period Active refers to truck brokerage carriers who hauled freight for Landstar in the 180-day period immediately preceding the period end. Note: Fuel surcharges billed to customers on freight hauled by BCO Independent Contractors, which are paid 100% to the BCO and not included in either revenue or the cost of purchased transportation, were $54.2 million and $67.5 million in the 2025 and 2024 first quarters, respectively. A V A I L A B L E T R U C K C A P A C I T Y P R O V I D E R S Type of Capacity Mar 29, 2025 Dec 28, 2024 Mar 30, 2024 BCO Independent Contractors 7,871 8,082 8,619 Truck Brokerage Carriers Approved and Active (1) 47,323 43,718 45,919 Other Approved 33,275 26,527 26,320 Total Truck Brokerage Carriers 80,598 70,245 72,239 Total Available Truck Capacity Providers 88,469 78,327 80,858 Trucks Provided by BCO Independent Contractors 8,620 8,843 9,410

Jim Todd Chief Financial Officer 1Q 2025 Financial Results

Revenue Source Rate (1) Vol. (2) Chg. Truck (0.6%) (1.2%) (1.8%) Rail Intermodal (10.4%) (14.0%) (22.9%) Ocean/Air 16.1% 4.6%) 21.4% Insurance Premiums N/A N/A (10.6%) Total Revenue — — (1.6%) Slide header R E S U L T S V A R I A N C E Revenue Dollars in Millions Percentage change in rate is calculated on a revenue per load basis. Percentage change in volume is calculated on the number of loads hauled.

Revenue Variances by Industry Served with Revenue Share Indicated Amounts in Percent Revenue Share Y-O-Y Change 1Q 2025 1Q 2024 Market Segment in Revenue 29.0 28.1 Consumer Durables 2 14.4 13.5 Machinery 5 9.1 11.7 Automotive (23) 8.7 8.6 Building Products 0 7.3 5.6 Electrical 29 7.2 8.3 AA&E, Hazmat (15) 5.1 5.2 Metals (3) 2.9 1.9 Energy 51 2.0 1.6 Substitute Line Haul 23 14.3 15.5 Other (8) Transportation logistics revenue down 1% Y-O-Y

Gross Profit [1] and Variable Contribution [2]

with Associated Margins

Dollars in Millions

RESULTS



Gross Profit
Variable Contribution
$98.3
8.5%
$113.9
9.7%
$161.3
14.0%
$168.2
14.4%
1Q 2025
1Q 2024
1Q 2025
1Q 2024

CHANGE IN VC MARGIN

Amounts in %	1Q
2024	**14.4**
Change in Mix/Other	(0.3)
Revenue – Fixed [3]	(0.2)
Revenue – Variable	0.1
2025	**14.0**

(1) Gross profit equals revenue less the cost of purchased transportation, commissions to agents and other costs of revenue. Gross profit margin equals gross profit divided by revenue.
(2) Variable contribution (VC) equals revenue less the cost of purchased transportation and commissions to agents. Variable contribution margin equals VC divided by revenue.
(3) Revenue on transactions where the Company's variable contribution margin was based on a contractually pre-determined percentage of revenue accounted for 42% and 44% of revenue in the 2025 and 2024 first quarters, respectively.

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Operating Income Percentage of Gross Profit Variable Contribution Slide header Operating Income as a Percentage of Gross Profit and Variable Contribution Dollars in Millions C H A N G E I N P E R C E N T A G E of Variable Contribution R E S U L T S Amounts in % 1Q 2024 35.6) Insurance and claims (8.9) SG&A (4.6) Depreciation and amortization 0.8 Other operating costs 1.5 2025 24.4)

Return Type Mar 29, 2025 Mar 30, 2024 Equity 18% 23% Invested Capital 17% 22% Assets 10% 13% Key Balance Sheet and Cash Flow Statistics Dollars in Millions N E T C A S H (1) with Debt to Capital (2) as of date indicated S O U R C E S / U S E S O F C A S H Cash Flow Type 1Q 2025 1Q 2024 Cash flow from operations $ 55.7 $ 94.2 Capital expenditures $ 1.9 $ 9.3 Free cash flow (3) $ 53.8 $ 84.9 Share repurchases $ 60.4 $ — Dividends paid $ 83.3 $ 83.2 R E T U R N S Trailing 12 months as of date indicated Net cash is defined as cash and cash equivalents of $417.4 million plus short term investments of $56.0 million less outstanding debt of $94.0 million as of March 29, 2025. As of March 30, 2024, net cash was cash and cash equivalents of $467.7 million plus short term investments of $62.8 million less outstanding debt of $65.2 million. Capital is defined as total debt plus total shareholders’ equity. Free cash flow is defined as cash flow from operations less cash capital expenditures. 9% 6%

Frank Lonegro Chief Executive Officer 1Q 2025 2Q Closing Remarks

Ü Current Market Update - April business activity: – Truck Loads: April approximately 2% below April 2024 – Modestly below typical March to April month-to-month historical trends – Truck Revenue per Load: April approximately 1% above April 2024 – Slightly ahead of typical March to April month-to-month historical trends Historical Trends - Pre-pandemic historical seasonality patterns would normally yield: – Truck Revenue: High single-digit sequential step-up from 1Q to 2Q – Truck Loads: 8% sequential increase 1Q to 2Q – Truck Revenue per Load: 2% sequential increase 1Q to 2Q Slide header 2Q Current Market Update and Historical Trends

1Q 2025 Appendix

Revenue Breakdown by Service Type P E R C E N T A G E O F R E V E N U E 1Q 2 0 2 5 by Service Type LTL — 2% T R U C K L O A D Van — 52%, Unsided/Platform — 29% OTHER TRUCK — 8% T R U C K T R A N S P O R T A T I O N RAIL INTERMODAL — 2% OCEAN / AIR CARGO — 6% CHANGE IN SHARE SINCE 1Q 2024 Van Equipment Unsided/ Platform Equipment LTL Other Truck Transportation Rail Intermodal Ocean/ Air cargo All Other 54% Ü 52% 29% Ü 29% 2% Ü 2% 6% Ü 8% 2% Ü 2% 5% Ü 6% 2% Ü 2% ALL OTHER — 2%

U N S I D E D / P L A T F O R M V A N Truckload Loadings and Revenue per Truckload Trends NUMBER OF LOADS REVENUE PER LOAD NUMBER OF LOADS REVENUE PER LOAD

Reconciliation of Gross Profit to Variable Contribution Dollars in Thousands Includes costs of revenue incurred related to internally developed software including ASC 350-40 amortization, implementation costs, hosting costs and other support costs utilized to support the Company’s independent commission sales agents, third party capacity providers, and customers, included as a portion of depreciation and amortization and of selling, general and administrative in the Company's Consolidated Statements of Income. Primarily includes (i) insurance premiums paid for commercial auto liability, general liability, cargo and other lines of coverage related to the transportation of freight; (ii) the related cost of claims incurred under those programs; and (iii) brokerage commissions and other fees incurred relating to the administration of insurance programs available to BCO Independent Contractors that are reinsured by the Company, which are included in selling, general and administrative in the Company’s Consolidated Statements of Income. 2010 2011 2009 % Proj % Plan % External Revenue #REF! #REF! #REF! Purchased Transportation 0 #REF! 0 #REF! #REF! #REF! Commissions to Agents 0 #REF! 0 #REF! #REF! #REF! Net Revenue #REF! #REF! #REF! #REF! #REF! #REF! Investment Income 0 #REF! #VALUE! #VALUE! #REF! 1.1% Other Operating Costs #REF! #REF! #REF! #REF! #REF! #REF! Insurance Expense #REF! #REF! #REF! #REF! #REF! #REF! SG&A #REF! #REF! #REF! #REF! #REF! #REF! Depreciation and Amortization #REF! #REF! #REF! #REF! #REF! #REF! Operating Income #REF! #REF! #REF! #REF! #REF! #REF! Interest and Debt Expense #REF! #REF! #REF! Income Before Income Taxes #REF! #REF! #REF! Income Taxes #REF! #REF! #REF! Net Income #REF! #REF! #REF! Diluted Earnings per Share Shares Diluted Earnings per Share % of 2013 % of 2013 % of Fiscal Years Ended Thirteen Weeks Ended December 25, December 26, March 29, March 30, 2021 2020 2025 2024 2012 Rev/GP Plan Rev/GP Proj Rev/GP Revenue $6,537,568 $4,132,981 $1,152,502 $1,171,043 External Revenue #REF! #REF! #REF! Costs of revenue: Purchased Transportation #REF! #REF! #REF! #REF! #REF! #REF! Purchased transportation 5,114,667 3,192,850 ,897,878 ,905,521 Commissions to agents ,507,209 ,340,780 93,314 97,282 Variable costs of revenue 5,621,876 3,533,630 ,991,192 1,002,803 Interest and Debt Expense #REF! #REF! #REF! Income Before Income Taxes #REF! #REF! #REF! Trailing equipment depreciation 35,204 34,892 6,977 6,897 Information technology costs (1) 13,560 9,791 3,675 5,804 Insurance-related costs (2) ,109,387 90,778 40,524 26,778 Income Taxes #REF! #REF! #REF! Other operating costs 36,531 30,463 11,829 14,859 Other costs of revenue ,194,682 ,165,924 63,005 54,338 Total costs of revenue 5,816,558 3,699,554 1,054,197 1,057,141 Gross profit $,721,010 $,433,427 $98,305 $,113,902 Gross profit margin 0.11028718936460775 0.10487031031596807 8.5% 9.7% Plus: other costs of revenue ,194,682 ,165,924 63,005 54,338 Variable contribution $,915,692 $,599,351 $,161,310 $,168,240 Variable contribution margin 0.14006615304039668 0.14501663569225215 0.13996504995219097 0.14366679959659892 (1) Includes costs of revenue incurred related to internally developed software including ASC 350-40 amortization, implementation costs, hosting costs and other support costs utilized to support the Company’s independent commission sales agents, third party capacity providers, and customers, included as a portion of depreciation and amortization and of selling, general and administrative in the Company's Consolidated Statements of Income. (2) Primarily includes (i) insurance premiums paid for commercial auto liability, general liability, cargo and other lines of coverage related to the transportation of freight; (ii) the related cost of claims incurred under those programs; and (iii) brokerage commissions and other fees incurred relating to the administration of insurance programs available to BCO Independent Contractors that are reinsured by the Company, which are included in selling, general and administrative in the Company’s Consolidated Statements of Income. 2010 2011 2009 % Proj % Plan % External Revenue #REF! #REF! #REF! Purchased Transportation 0 #REF! 0 #REF! #REF! #REF! Commissions to Agents 0 #REF! 0 #REF! #REF! #REF! Net Revenue #REF! #REF! #REF! #REF! #REF! #REF! Investment Income 0 #REF! #VALUE! #VALUE! #REF! 1.1% Other Operating Costs #REF! #REF! #REF! #REF! #REF! #REF! Insurance Expense #REF! #REF! #REF! #REF! #REF! #REF! SG&A #REF! #REF! #REF! #REF! #REF! #REF! Depreciation and Amortization #REF! #REF! #REF! #REF! #REF! #REF! Operating Income #REF! #REF! #REF! #REF! #REF! #REF! Interest and Debt Expense #REF! #REF! #REF! Income Before Income Taxes #REF! #REF! #REF! Income Taxes #REF! #REF! #REF! Net Income #REF! #REF! #REF! Diluted Earnings per Share Shares Diluted Earnings per Share % of 2013 % of 2013 % of Fiscal Years Ended Thirteen Weeks Ended December 25, December 26, March 29, March 30, 2021 2020 2025 2024 2012 Rev/GP Plan Rev/GP Proj Rev/GP Revenue $6,537,568 $4,132,981 $1,152,502 $1,171,043 External Revenue #REF! #REF! #REF! Costs of revenue: Purchased Transportation #REF! #REF! #REF! #REF! #REF! #REF! Purchased transportation 5,114,667 3,192,850 ,897,878 ,905,521 Commissions to agents ,507,209 ,340,780 93,314 97,282 Variable costs of revenue 5,621,876 3,533,630 ,991,192 1,002,803 Interest and Debt Expense #REF! #REF! #REF! Income Before Income Taxes #REF! #REF! #REF! Trailing equipment depreciation 35,204 34,892 6,977 6,897 Information technology costs (1) 13,560 9,791 3,675 5,804 Insurance-related costs (2) ,109,387 90,778 40,524 26,778 Income Taxes #REF! #REF! #REF! Other operating costs 36,531 30,463 11,829 14,859 Other costs of revenue ,194,682 ,165,924 63,005 54,338 Total costs of revenue 5,816,558 3,699,554 1,054,197 1,057,141 Gross profit $,721,010 $,433,427 $98,305 $,113,902 Gross profit margin 0.11028718936460775 0.10487031031596807 8.5% 9.7% Plus: other costs of revenue ,194,682 ,165,924 63,005 54,338 Variable contribution $,915,692 $,599,351 $,161,310 $,168,240 Variable contribution margin 0.14006615304039668 0.14501663569225215 0.13996504995219097 0.14366679959659892 (1) Includes costs of revenue incurred related to internally developed software including ASC 350-40 amortization, implementation costs, hosting costs and other support costs utilized to support the Company’s independent commission sales agents, third party capacity providers, and customers, included as a portion of depreciation and amortization and of selling, general and administrative in the Company's Consolidated Statements of Income. (2) Primarily includes (i) insurance premiums paid for commercial auto liability, general liability, cargo and other lines of coverage related to the transportation of freight; (ii) the related cost of claims incurred under those programs; and (iii) brokerage commissions and other fees incurred relating to the administration of insurance programs available to BCO Independent Contractors that are reinsured by the Company, which are included in selling, general and administrative in the Company’s Consolidated Statements of Income.

Free Cash Flow with Stock Purchases and Dividends Dollars and Shares in Millions 5 – Y E A R S U M M A R Y Cash Flow Item 2020 2021 2022 2023 2024 Cash flow from operations $ 211 $ 277 $ 623 $ 394 $ 287 Cash capital expenditures(1) $ 34 $ 24 $ 26 $ 26 $ 31 Free cash flow $ 177 $ 253 $ 597 $ 368 $ 256 Share repurchases $ 116 $ 123 $ 286 $ 54 $ 81 Dividends paid $ 110 $ 112 $ 116 $ 117 $ 120 Common share count(2) 38.4 37.7 35.9 35.7 35.3 Cash capital expenditures includes purchases of operating property and, for fiscal year 2020, consideration paid for acquisition of a business. Common share count as of the end of the applicable period.

DOT Accident (1) Frequency per Million Miles Traveled by BCOs 5 – Y E A R S U M M A R Y A “DOT Accident” is defined, consistent with U.S. 49 CFR 390.5T, as an occurrence involving a commercial motor vehicle operating on a highway in interstate or intrastate commerce that results in a fatality, a bodily injury to a person who, as a result of the injury, immediately receives medical treatment away from the scene of the accident, or one or more motor vehicles incurring disabling damage as a result of the accident, requiring the motor vehicle(s) to be transported away from the scene by a tow truck or by other motor vehicle, but does not include an occurrence involving only boarding and alighting from a stationary motor vehicle or an occurrence involving only the loading or unloading of cargo.

Date Landstar System, Inc. Earnings Conference Call 1Q 2025